Exhibit 99.1

Ventas, Inc.	353 North Clark Street, Suite 3300	Chicago, Illinois 60654	(877) 4-VENTAS	www.ventasreit.com

Contact:
Lori B. Wittman
(877) 4-VENTAS

VENTAS DISMISSES ERNST & YOUNG AS AUDITOR DUE TO

ERNST & YOUNG’S DETERMINATION IT LACKS INDEPENDENCE AND WITHDRAWAL OF ITS 2012 AND 2013 AUDIT REPORTS

Company Believes Historical Financial Results are Accurate in All Material Respects and

Internal Control Over Financial Reporting was Effective

Company Appoints KPMG LLP as Its Independent Public Auditor

Company Expects At Least $1.09 Normalized Funds From Operations (“FFO”)

Per Diluted Share in Second Quarter 2014

CHICAGO, IL — July 9, 2014 — Ventas, Inc. (NYSE: VTR) (“Ventas” or the “Company”) today announced that the Company has dismissed Ernst & Young (“E&Y”) as its public accounting firm, effective July 5, 2014, due to E&Y’s determination that it was not independent solely as a result of an inappropriate personal relationship between an E&Y partner and Ventas’s former Chief Accounting Officer and Controller.  Ventas also announced that, following such dismissal, its Audit Committee has engaged KPMG LLP (“KPMG”) as the Company’s independent public accounting firm.

E&Y has advised the Company that, solely due to the inappropriate personal relationship, it determined that it was not independent of the Company during the periods in question.  As a result of such determination, E&Y stated that it was obligated under applicable law and professional standards to withdraw (and it has withdrawn)  its audit reports on the Company’s financial statements for the years ended December 31, 2012 and 2013, and its review of the Company’s results for the quarter ended March 31, 2014.  E&Y’s decision to withdraw such audit reports and review was made exclusively due to the personal relationship in question, and not for any reason related to Ventas’s financial statements, its accounting practices, the integrity of Ventas’s controls or for any other reason.

Ventas believes that the Company’s financial statements present fairly, in all material respects, the financial condition, results of operations and cash flows of the Company as of the end of and for the referenced periods, and may continue to be relied upon.  The Company also believes that its internal control over financial reporting was effective during those periods.  Ventas noted that the senior E&Y partner on the Ventas account, who signed the 2012 and 2013 audit reports, was not the individual involved in the inappropriate personal relationship.

As the Company’s new independent public accounting firm, KPMG has been engaged to complete a re-audit and re-review of the relevant periods.  The Company will devote all necessary resources to facilitate KPMG’s completion of its work on an expedited basis.  There can be no assurance that KPMG will reach the same conclusions as E&Y regarding the application of accounting standards, management estimates or other factors affecting the Company’s financial statements.

- MORE -

The Company also announced today the separation of Robert J. Brehl from his position as Ventas’s Chief Accounting Officer and Controller in relation to these matters.  Mr. Brehl’s separation from the Company was not due to any disagreement with the Company regarding its financial reporting or accounting operations, policies or practices.

“Ventas stands for integrity, reliability and transparency with investors, lenders, employees and other stakeholders,” stated Ventas Chairman and Chief Executive Officer Debra A. Cafaro.  “When we learned of this isolated situation, we investigated the facts immediately, notified E&Y promptly and took swift and decisive action.

“Our team of experienced professionals remains focused on executing our strategic plan, including completion of our two previously announced acquisitions of American Realty Capital Healthcare Trust, Inc. and the 29 independent living seniors housing communities located in Canada from Holiday Retirement, in accordance with their terms.”

Richard A. Schweinhart, Executive Vice President and Chief Financial Officer of the Company, has assumed Mr. Brehl’s responsibilities and will serve as the Company’s Acting Chief Accounting Officer.  To the extent requested by the Company and the Ventas Board of Directors, Mr. Schweinhart has also agreed to modify and/or defer his previously announced retirement plans to ensure completion of the re-audit work and a smooth transition to his successor.

VENTAS ISSUES SECOND QUARTER 2014 NORMALIZED FFO GUIDANCE

Ventas said that it currently expects its second quarter 2014 normalized FFO per diluted share to be at least $1.09.  The Company’s guidance represents at least eight percent per share growth in normalized FFO compared to the comparable 2013 period.  A reconciliation of the Company’s guidance to the Company’s projected GAAP earnings is attached to this press release.

The Company expects to release financial results for the second quarter 2014 within the customary second quarter reporting cycle.

Mr. Schweinhart said, “Our financial position remains strong and we look forward to reporting our second quarter results.  I have confidence in the professionalism and commitment of my team, and we are fully engaged to ensure that KPMG will be able to complete its work.”

The Company’s normalized FFO guidance (and related GAAP earnings projections) for all periods assumes, with certain immaterial exceptions, that all of the Company’s tenants and borrowers continue to meet all of their obligations to the Company.  In addition, the Company’s normalized FFO guidance excludes, other than as specifically stated, (a) net gains on the sales of real property assets, including gain on re-measurement of equity method investments, (b) merger-related costs and expenses, including amortization of intangibles, transition and integration expenses, and deal costs and expenses, (c) the impact of any expenses related to asset impairment and valuation allowances, the write-off of unamortized deferred financing fees, or additional costs, expenses, discounts, make-whole payments, penalties or premiums incurred as a result of early retirement or payment of debt, (d) the non-cash effect of income tax benefits or expenses and derivative transactions that have non-cash mark-to-market impacts on the Company’s income statement, (e) the impact of future unannounced acquisitions or divestitures (including pursuant to tenant options to purchase) and capital transactions, (f) the financial impact of contingent consideration, severance-related costs, charitable donations made to the Ventas Charitable Foundation, gains and losses for non-operational foreign currency hedge agreements and changes in the fair value of financial instruments and (g) expenses related to the re-audit and re-review of the Company’s historical financial results and related matters.

The Company’s guidance is based on a number of other assumptions that are subject to change and many of which are outside the control of the Company.  If actual results vary from these assumptions, the Company’s expectations may change.  There can be no assurance that the Company will achieve these results.  The Company may from time to time update its publicly announced guidance, but it is not obligated to do so.

Ventas, Inc., an S&P 500 company, is a leading real estate investment trust.  Its diverse portfolio of nearly 1,500 assets in 47 states (including the District of Columbia), two Canadian provinces and the United Kingdom consists of seniors housing communities, medical office buildings, skilled nursing facilities, hospitals and other properties. Through its Lillibridge subsidiary, Ventas provides management, leasing, marketing, facility development and advisory services to highly rated hospitals and health systems throughout the United States.  More information about Ventas and Lillibridge can be found at www.ventasreit.com and www.lillibridge.com.

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the results of the re-audit and re-review of the Company’s financial statements, the Company’s or its tenants’, operators’, borrowers’ or managers’ expected future financial condition, results of operations, cash flows, funds from operations, dividends and dividend plans, financing opportunities and plans, capital markets transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, merger integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. These forward-looking statements are inherently uncertain, and actual results may differ from the Company’s expectations. The Company does not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC. These factors include without limitation: (a) the ability and willingness of the Company’s tenants, operators, borrowers, managers and other third parties to satisfy their obligations under their respective contractual arrangements with the Company, including, in some cases, their obligations to indemnify, defend and hold harmless the Company from and against various claims, litigation and liabilities; (b) the ability of the Company’s tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; (c) the Company’s success in implementing its business strategy and the Company’s ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments, including investments in different asset types and outside the United States; (d) macroeconomic conditions such as a disruption of or lack of access to the capital markets, changes in the debt rating on U.S. government securities, default or delay in payment by the United States of its obligations, and changes in the federal or state budgets resulting in the reduction or nonpayment of Medicare or Medicaid reimbursement rates; (e) the nature and extent of future competition, including new construction in the markets in which the Company’s seniors housing communities and medical office buildings (“MOBs”) are located; (f) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (g) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (h) the ability of the Company’s operators and managers, as applicable, to comply with laws, rules and regulations in the operation of the Company’s properties, to deliver high-quality services, to attract and retain qualified personnel and to attract residents and patients; (i) changes in general economic conditions or economic conditions in the markets in which the Company may, from time to time, compete, and the effect of those changes on the Company’s revenues, earnings and funding sources; (j) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (k) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (l) final determination of the Company’s taxable net income for the year ended December 31, 2013 and for the year ending December 31, 2014; (m) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases, the Company’s ability to reposition its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant or manager, and obligations, including indemnification obligations, the Company may incur in connection with the replacement of an existing tenant or manager; (n) risks associated with the Company’s senior living operating portfolio, such as factors that can cause volatility in the Company’s operating income and earnings generated by those properties, including without limitation national and regional economic conditions, costs of food, materials, energy, labor and services, employee benefit costs, insurance costs and professional and general liability claims, and the timely delivery of accurate property-level financial results for those properties; (o) changes in exchange rates for any foreign currency in which the Company may, from time to time, conduct business; (p) year-over-year changes in the Consumer Price Index or the UK Retail Price Index and the effect of those changes on the rent escalators contained in the Company’s leases and the Company’s earnings; (q) the Company’s ability and the ability of its tenants, operators, borrowers and managers to obtain and maintain adequate property, liability and other insurance from reputable, financially stable providers; (r) the impact of increased operating costs and uninsured professional liability claims on the Company’s liquidity, financial condition and results of operations or that of the Company’s tenants, operators, borrowers and managers, and the ability of the Company and the Company’s tenants, operators, borrowers and managers to accurately estimate the magnitude of those claims; (s) risks associated with the Company’s MOB portfolio and operations, including the Company’s ability to successfully design, develop and manage MOBs, to accurately estimate its costs in fixed fee-for-service projects and to retain key personnel; (t) the ability of the hospitals on or near whose campuses the Company’s MOBs are located and their affiliated health systems to remain competitive and financially viable and to attract physicians and physician groups; (u) the Company’s ability to build, maintain and expand its relationships with existing and prospective hospital and health system clients; (v) risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (w) the impact of market or issuer events on the liquidity or value of the Company’s investments in marketable securities; (x) merger and acquisition activity in the seniors housing and healthcare industries resulting in a change of control of, or a competitor’s investment in, one or more of the Company’s tenants, operators, borrowers or managers or significant changes in the senior management of the Company’s tenants, operators, borrowers or managers; (y) the impact of litigation or any financial, accounting, legal or regulatory issues that may affect the Company or its tenants, operators, borrowers or managers; and (z) changes in accounting principles, or their application or interpretation, and the Company’s ability to make estimates and the assumptions underlying the estimates, which could have an effect on earnings. Many of these factors are beyond the control of the Company and its management.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

Normalized FFO Per Diluted Share Reconciliation for the Three Months Ended June 30, 2014(1)

		Guidance
		For the Three Months
		Ended
		June 30, 2014

Net income attributable to common stockholders		$0.44
Adjustments:
Depreciation and amortization on real estate assets, depreciation on real estate assets related to noncontrolling interest and unconsolidated entities, and gain/loss on dispositions of real estate assets, net		0.60
FFO		1.04
Adjustments:
Income tax benefit/expense, net gain/loss on the extinguishment of debt, merger-related expenses and deal costs, change in fair value of financial instruments and amortization of other intangibles		0.05
Normalized FFO	>	$1.09

(1) All amounts reported herein are preliminary estimates and are subject to change.

- END -